                            Jacob Internet Fund Inc.

                                 Annual Report
                                August 31, 2002

        The Jacob Internet Fund is a mutual fund whose primary investment objective is long-term growth of capital with current income as a secondary objective.

                               Investment Adviser
                     Jacob Asset Management of New York LLC


                          [JACOB ASSET MANAGEMENT LOGO]

                               TABLE OF CONTENTS

Letter From the Manager..............    1
Schedule of Investments..............    4
Statement of Assets and                  6
  Liabilities........................
Statement of Operations..............    7
Statement of Changes in Net Assets...    8
Financial Highlights.................    9
Notes to Financial Statements........   10
Report of Independent Certified
  Public Accountants.................   14
Additional Information...............   15

LETTER FROM THE MANAGER

                                                                    October 2002

Dear Fellow Investors,

    As we review the past fiscal year ended August 31, 2002, we have experienced a wide number of contrasts between our economy and the performance of the stock market. While economic statistics generally improved in 2002, the markets have continued to weaken as widespread corporate fraud, terrorism and fears of war shook investor confidence. Market rallies have been short lived, and business projections call for little to no growth for at least the next few quarters. Internet-related stocks, in particular, have been more susceptible to this downturn as their businesses are generally in a more nascent and vulnerable state.

    While we believe that a modest economic recovery is still on track, we are tempering our optimism with lingering concerns regarding investor confidence and the increased likelihood of military action against Iraq. Our focus has been on adding small-to-midsize companies that have unusually distressed valuations, as we believe that these names offer us the most favorable near term risk/reward characteristics. Specifically, we have increased our position sizes in those names that have strong cash balances and that should perform well in an improving economic climate. This has also resulted in reduced weightings in some of our larger capitalization holdings, where proper valuations are more difficult to estimate.

    In portfolio management, we are still working to improve our processes to mitigate the many risks that are inherent in our sector. This has resulted in a more active trading strategy than we have engaged in the past. These shifts are generally made to reduce position sizes in times of uncertainty and to add to positions more aggressively when we believe that stocks are trading at significantly depressed prices. Our goal is to provide meaningful protection from additional losses where possible, while still enabling strong future growth for shareholders. As the Fund performed better than almost all of our peers during the fiscal year ended August 31, 2002(1), we believe that this more active approach has made a meaningful contribution to our results.

    Although we are mindful of the continued risks in the markets, we also are confident that we'll likely see a major revaluation to the upside once the issues we have outlined above are resolved. This is mainly because we believe that stock prices (even outside of technology and Internet-related names) have reached levels that imply the most pessimistic of forecasts. As was the case in the late 1990's when valuations stayed abnormally high for a number of years, we believe we are currently experiencing the same phenomenon on the low end. For that reason, we believe the Fund can benefit significantly from selectively adding to new and existing positions as these opportunities arise.

    Our broad strategy for the Fund remains the same -- invest in those companies that we believe can endure these adverse market conditions through superior business plans, well-capitalized balance sheets and strong partnerships. In these uncertain times, we will continue to maintain our focus on those companies that are best positioned to address the large market opportunities made possible from the continued evolution and growth of the Internet.

    Once again, we would like to thank all shareholders for their trust and confidence during these difficult times and look forward to a brighter future together.

Ryan Jacob
Portfolio Manager

---------

(1) The following is an illustration of the performance of the Jacob Internet Fund relative to other funds, selected because they focus on the Internet sector, for the period beginning September 1, 2001 and ending August 31, 2002:

Kinetics Internet Fund......................................  (27.59)%
JACOB INTERNET FUND.........................................  (27.71)%
Firsthand E-Commerce Fund...................................  (33.09)%
Amerindo Technology Fund -- Class D.........................  (35.21)%
Wescott Technology Fund.....................................  (38.66)%
RS Internet Age Fund........................................  (41.73)%
Goldman Sachs Internet Tollkeeper Fund......................  (43.04)%
STI Classic Information and Technology Fund.................  (43.85)%
Orbitex Emerging Technology Fund............................  (44.48)%
Munder Net Net Fund -- Class A..............................  (45.09)%
WWW Internet Fund...........................................  (46.23)%

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Quasar Distributors, LLC, distributor.

                                   [CHART]

                        12/14/99   02/29/00   08/31/00   02/28/01   08/31/01   02/28/02   08/31/02
                        --------   --------   --------   --------   --------   --------   --------
Jacob Internet Fund....   10,000     10,240      5,540      1,720        830        790        600
S&P 500'r' Index.......   10,000      9,678     10,813      8,884      8,176      8,039      6,704
NASDAQ Composite.......   10,000     12,844     11,512      5,896      4,954      4,759      3,621

FOR PERIOD ENDED AUGUST 31, 2002
--------------------------------------------------------------------------------

                                                                         ANNUALIZED SINCE
                                                                           COMMENCEMENT
                                                              ONE YEAR    OF OPERATIONS
                                                             --------    -------------
Jacob Internet Fund.........................................  (27.71)%       (64.52)%
S&P 500'r'..................................................  (17.99)%       (13.68)%
NASDAQ Composite............................................  (26.92)%       (31.19)%

The Standard & Poor's 500'r' Index (S&P 500'r') is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.

This chart assumes an initial gross investment of $10,000 made on December 14, 1999 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

JACOB INTERNET FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2002

----------------------------------------------------------------------------------------------------
 SHARES                                                                                  VALUE
 ------                                                                                  -----
            COMMON STOCKS                                                 99.8%
----------------------------------------------------------------------------------------------------
            INTERNET -- COMMERCE                          32.7%
   50,100   Agile Software Corporation*                                               $   337,674
   61,000   Autobytel Inc.*                                                               141,520
   78,000   Digital River, Inc.*                                                          606,840
    1,000   eBay Inc.*                                                                     56,520
  130,000   E*Trade Group, Inc.*                                                          564,200
    2,000   Expedia, Inc -- Class A*                                                      100,880
   90,000   FreeMarkets, Inc.*                                                            531,000
   10,000   Getty Images, Inc.*                                                           180,200
  930,900   HomeStore.com, Inc.*                                                          539,922
    2,000   Hotels.com -- Class A*                                                         83,280
    1,000   The Charles Schwab Corporation                                                  9,180
   10,000   Ticketmaster -- Class B*                                                      160,900
    1,000   USA Interactive*                                                               21,420
  256,704   ValueClick, Inc.*                                                             618,657
                                                                                      -----------
                                                                                        3,952,193
----------------------------------------------------------------------------------------------------
            INTERNET -- COMMUNICATIONS                    14.3%
   59,100   Aether Systems, Inc.*                                                         167,844
  150,000   GlobespanVirata, Inc.*                                                        528,000
    1,000   Newport Corporation*                                                           15,560
   33,000   Nuance Communications Inc.*                                                    95,700
  530,000   Openwave Systems Inc.*                                                        530,000
   15,000   SpeechWorks International Inc.*                                                49,200
  105,000   Terayon Communication Systems, Inc.*                                          328,650
    1,000   WebEx Communications, Inc.*                                                    14,730
                                                                                      -----------
                                                                                        1,729,684
----------------------------------------------------------------------------------------------------
            INTERNET -- INFRASTRUCTURE                    25.8%
    1,000   Adobe Systems Incorporated                                                     20,100
    1,000   Akamai Technologies, Inc.*                                                        950
    5,000   CIENA Corporation*                                                             20,295
1,190,000   Cosine Communications, Inc.*                                                  499,800
    1,000   Digital Insight Corporation*                                                   16,300
   19,400   I-many, Inc.*                                                                  49,858
   15,000   Internet Security Systems, Inc.*                                              227,700
   80,000   Intertrust Technologies Corporation*                                          236,000
   10,000   MatrixOne, Inc.*                                                               48,000
  283,900   Netegrity, Inc.*                                                              650,131
    1,000   Network Associates, Inc.*                                                      13,000
   52,700   OPNET Technologies, Inc.*                                                     344,658

                     See notes to the financial statements.

JACOB INTERNET FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2002

----------------------------------------------------------------------------------------------------
 SHARES                                                                                  VALUE
 ------                                                                                  -----
            COMMON STOCKS -- (CONTINUED)                                  99.8%
----------------------------------------------------------------------------------------------------
            INTERNET -- INFRASTRUCTURE -- (CONTINUED)           25.8%
  270,000   Palm, Inc.*                                                               $   205,200
   19,000   SafeNet, Inc.*                                                                346,750
   20,000   VeriSign, Inc.*                                                               143,600
   33,800   webMethods, Inc.*                                                             295,716
                                                                                      -----------
                                                                                        3,118,058
----------------------------------------------------------------------------------------------------
            INTERNET -- MEDIA CONTENT                           27.0%
  401,000   CNET Networks, Inc.*                                                          501,250
  287,400   DigitalThink, Inc.*                                                           448,344
  105,000   DoubleClick Inc.*                                                             591,150
  943,047   InfoSpace, Inc.*                                                              490,384
  621,500   iVillage Inc.*                                                                509,630
   69,500   MarketWatch.com, Inc.*                                                        295,375
  131,600   SINA.com*^                                                                    321,104
   10,000   Yahoo! Inc.*                                                                  102,900
                                                                                      -----------
                                                                                        3,260,137
                                                                                      -----------
            TOTAL COMMON STOCKS (COST $16,823,946)                                     12,060,072
                                                                                      -----------

PRINCIPAL
 AMOUNT
 ------
            SHORT-TERM INVESTMENTS                                         1.9%
-------------------------------------------------------------------------------------------------
            VARIABLE RATE DEMAND NOTES #                         1.9%
$ 233,211   Wisconsin Corporate Central Credit Union, 1.4813%                             233,211
                                                                                      -----------
            TOTAL SHORT-TERM INVESTMENTS
            (COST $233,211)                                                               233,211
                                                                                      -----------
            TOTAL INVESTMENTS (COST $17,057,157)                         101.7%        12,293,283
                                                                                      -----------
            LIABILITIES, LESS OTHER ASSETS                                (1.7%)         (201,986)
                                                                                      -----------
            TOTAL NET ASSETS                                             100.0%       $12,091,297
                                                                                      -----------
                                                                                      -----------

* Non-income producing security.

^ Foreign security.

# Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rate listed is as of August 31, 2002.

                     See notes to the financial statements.

JACOB INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2002
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (cost $17,057,157)                  $  12,293,283
    Receivable for investments sold                                 191,499
    Cash                                                             17,990
    Receivable for capital shares sold                                2,905
    Interest receivable                                                 392
    Other assets                                                      6,681
                                                              -------------
        Total Assets                                             12,512,750
                                                              -------------
LIABILITIES:
    Payable for investments purchased                               272,851
    Capital shares repurchased                                        1,680
    Payable to Adviser                                                9,328
    Accrued expenses and other liabilities                          137,594
                                                              -------------
        Total Liabilities                                           421,453
                                                              -------------
NET ASSETS                                                    $  12,091,297
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
    Capital Stock                                             $ 225,180,200
    Accumulated net realized loss on investments               (208,325,029)
    Net unrealized depreciation on investments                   (4,763,874)
                                                              -------------
        Total Net Assets                                      $  12,091,297
                                                              -------------
                                                              -------------
    Shares outstanding (20 billion shares of $0.001 par
      value authorized)                                          19,995,876
                                                              -------------
    Net asset value, redemption price and offering price per
      share                                                   $        0.60
                                                              -------------
                                                              -------------

                     See notes to the financial statements.

JACOB INTERNET FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividend Income                                           $      1,046
    Interest income                                                 36,633
                                                              ------------
        Total Investment Income                                     37,679
                                                              ------------
EXPENSES
    Investment advisory fee                                        201,655
    Distribution expenses                                           45,160
    Administration fee                                              35,040
    Shareholder servicing and accounting costs                     338,940
    Custody fees                                                    23,514
    Federal and state registration                                  20,531
    Professional fees                                               64,899
    Reports to shareholders                                         51,308
    Directors' fees and expenses                                    42,005
    Other                                                           30,786
                                                              ------------
    Total Operating expenses before expense reductions             853,838
                                                              ------------
    Expense Reductions (Note 7)                                   (111,637)
                                                              ------------
        Net expenses                                               742,201
                                                              ------------
NET INVESTMENT LOSS                                               (704,522)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investments                           (20,310,313)
    Change in net unrealized appreciation/depreciation on
      investments                                               16,699,989
                                                              ------------
    Net realized and unrealized loss on investments             (3,610,324)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (4,314,846)
                                                              ------------
                                                              ------------

                     See notes to the financial statements.

JACOB INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 2002   AUGUST 31, 2001
                                                              ---------------   ---------------
OPERATIONS:
    Net investment loss                                        $   (704,522)     $  (1,051,907)
    Net realized loss on investments                            (20,310,313)      (107,498,049)
    Net increase from payment by affiliate for net losses
      realized on investments not meeting the investment
      guidelines of the Fund                                             --             71,965
    Change in net unrealized appreciation/depreciation on
      investments                                                16,699,989          6,012,213
                                                               ------------      -------------
        Net decrease in net assets resulting from operations     (4,314,846)      (102,465,778)
                                                               ------------      -------------
CAPITAL SHARE TRANSACTIONS: (NOTE 3)
    Proceeds from shares sold                                     9,779,512         27,596,949
    Cost of shares redeemed                                     (10,390,761)       (35,893,336)
                                                               ------------      -------------
        Net decrease in net assets resulting from capital
          share transactions                                       (611,249)        (8,296,387)
                                                               ------------      -------------
NET DECREASE IN NET ASSETS                                       (4,926,095)      (110,762,165)

NET ASSETS:
    Beginning of period                                          17,017,392        127,779,557
                                                               ------------      -------------
    End of period                                              $ 12,091,297      $  17,017,392
                                                               ------------      -------------
                                                               ------------      -------------

                     See notes to the financial statements.

JACOB INTERNET FUND

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
                                                                                   DECEMBER 14, 1999(1)
                                                 YEAR ENDED        YEAR ENDED            THROUGH
                                               AUGUST 31, 2002   AUGUST 31, 2001     AUGUST 31, 2000
                                               ---------------   ---------------     ---------------
PER SHARE DATA:
Net asset value, beginning of period             $      0.83       $      5.54         $      10.00
                                                 -----------       -----------         ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss(2)                             (0.04)            (0.05)               (0.09)
    Net realized and unrealized losses on
      investments                                      (0.19)            (4.66)               (4.37)
                                                 -----------       -----------         ------------
    Total from investment operations                   (0.23)            (4.71)               (4.46)
                                                 -----------       -----------         ------------
Net asset value, end of period                   $      0.60       $      0.83         $       5.54
                                                 -----------       -----------         ------------
                                                 -----------       -----------         ------------
Total return                                         (27.71%)          (85.02%)(4)          (44.60%)(3)
SUPPLEMENTAL DATA AND RATIOS:
    Net assets, end of period                    $12,091,297       $17,017,392         $127,779,557
    Ratio of operating expenses to average
      net assets before reimbursement by
      Adviser                                          4.60%(5)          2.99%                2.30%(6)
    Ratio of operating expenses to average
      net assets after reimbursement by
      Adviser                                          4.60%(5)(7)       2.82%                2.00%(6)
    Ratio of net investment loss to average
      net assets before reimbursement by
      Adviser                                         (4.37%)(5)        (2.42%)              (1.85%)(6)
    Ratio of net investment loss to average
      net assets after reimbursement by
      Adviser                                         (4.37%)(5)(7)     (2.25%)              (1.55%)(6)
    Portfolio turnover rate                        1,080.63%           347.84%              195.24%

---------

(1) Commencement of operations.

(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) Not annualized.

(4) If certain losses had not been assumed by the affiliate, total return would have been lower by less than 0.01%.

(5) The net operating expense ratio and the net investment loss ratio includes expense reductions from soft dollar brokerage credits. The ratios excluding expense reductions for the period ended August 31, 2002, were 5.29% and (5.06%), respectively.

(6) Annualized.

(7) The Adviser did not waive or reimburse expenses during the fiscal year ended August 31, 2002.

                     See notes to the financial statements.

JACOB INTERNET FUND

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2002
--------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF FUND

Jacob Internet Fund Inc. (the 'Corporation'), was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end management investment company issuing its shares in series. The Corporation currently consists of one 'diversified' series, the Jacob Internet Fund (the 'Fund') and the authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Fund is long-term growth of capital. The Fund issued and sold 10,000 shares of its capital stock, at $10 per share on September 20, 1999. The Fund commenced operations on December 14, 1999.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.

   (a) Investment Valuation -- Investment securities traded on a national securities exchange are valued at their market value determined by their last price in the principal market in which these securities are normally traded, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid prices is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Directors believe in good faith accurately reflects their fair value.

   (b) Income Recognition -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

   (c) Securities Transactions -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the high cost method. During the course of the fiscal year ended August 31, 2001, the Fund incurred losses of $71,965 due to diversification breaks. These losses are noted in the financial statements and have been reimbursed by the Adviser.

   (d) Distributions to Shareholders -- The Fund records distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed at least annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. The Fund

JACOB INTERNET FUND

AUGUST 31, 2002
--------------------------------------------------------------------------------

   may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

   (e) Federal Income Taxes -- The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Fund's taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

   (f) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

At August 31, 2002, and 2001, there were twenty billion shares, $0.001 par value, authorized.

Transactions in shares of the Fund were as follows:

                                                                    YEAR ENDED
                                                                 AUGUST 31, 2002
                                                            --------------------------
                                                              SHARES         AMOUNT
                                                              ------         ------
Sales                                                        12,022,202   $  9,779,512
Redemptions                                                 (12,540,592)   (10,390,761)
                                                            -----------   ------------
Net Decrease                                                   (518,390)  $   (611,249)
                                                            -----------   ------------
                                                            -----------   ------------
SHARES OUTSTANDING:
    Beginning of period                                      20,514,266
                                                            -----------
    End of period                                            19,995,876
                                                            -----------
                                                            -----------

                                                                    YEAR ENDED
                                                                 AUGUST 31, 2001
                                                            --------------------------
                                                              SHARES         AMOUNT
                                                              ------         ------
Sales                                                        10,405,028   $ 27,596,949
Redemptions                                                 (12,972,948)   (35,893,336)
                                                            -----------   ------------
Net Decrease                                                 (2,567,920)  $ (8,296,387)
                                                            -----------   ------------
                                                            -----------   ------------
SHARES OUTSTANDING:
    Beginning of period                                      23,082,186
                                                            -----------
    End of period                                            20,514,266
                                                            -----------
                                                            -----------

JACOB INTERNET FUND

AUGUST 31, 2002
--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT TRANSACTIONS

During the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) for the Fund were $155,789,932 and $156,933,293, respectively. The Fund did not purchase U.S. Government Securities as a part of its investment strategy during the year ended August 31, 2002.

The following information for the Fund is as of August 31, 2002:

     COST FOR          TAX BASIS         TAX BASIS          TAX BASIS
FEDERAL INCOME TAX   NET UNREALIZED   GROSS UNREALIZED   GROSS UNREALIZED
     PURPOSES         DEPRECIATION      APPRECIATION       DEPRECIATION
     --------         ------------      ------------       ------------
   $27,493,917        $(16,741,941)      $1,541,307        $(15,200,634)

At August 31, 2002, the Fund had an accumulated net realized capital loss carryover of $182,666,408, of which $92,790,048 expires in 2009 and $89,876,360 expires in 2010. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund. In addition, the Fund realized, on a tax basis, post October losses through August 31, 2002 of $15,221,861, which are not recognized for tax purposes until the first day of the following fiscal year.

The Fund made no distributions during the fiscal year ended August 31, 2002 and there was no undistributed ordinary income or long-term capital gains as of August 31, 2002.

NOTE 5 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has an Investment Advisory Agreement (the 'Agreement') with Jacob Asset Management of New York LLC (the 'Adviser'), with whom certain officers and Directors of the Board are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Corporation, on behalf of the Fund, compensates the Adviser for its management services based on an annual rate of 1.25% of the Fund's average daily net assets.

The Adviser voluntarily deferred receipt of all or part of its advisory fee and/or absorbed the Fund's other expenses, including organization expenses, to the extent necessary to ensure that the Fund's operating expenses, did not exceed 2.00% of its average daily net assets from September 1, 2000 -
December 31, 2000.

To the extent that the Adviser has deferred or absorbed expenses, it may seek payment of such deferred fees or reimbursement of such absorbed expenses for three years after the year in which fees were deferred or expenses were absorbed. The Fund will make no such payment or reimbursement, however, if the total annual Fund operating expenses exceed 2.00%.

JACOB INTERNET FUND

AUGUST 31, 2002
--------------------------------------------------------------------------------

Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

YEAR OF EXPIRATION                                      AMOUNT
------------------                                      ------
August 31, 2003......................................  $393,086
August 31, 2004......................................  $ 79,399

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

NOTE 6 -- DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Fund, has adopted a distribution and service plan (the 'Plan'), pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will compensate the Adviser up to 0.25% per annum of the Funds' average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ('Shareholder Servicing'). The Plan also provides for a distribution fee equal to 0.10% of the Fund's average daily net assets on an annual basis. Such a fee is paid in part to Quasar Distributions, LLC, the Fund's distributor, with the balance paid at the direction of the Adviser to broker-dealers, other financial professionals whose clients are Fund shareholders, and for providing distribution assistance and promotional support to the Fund. The Fund incurred $45,160 in expenses pursuant to the 12b-1 Plan for the year ended August 31, 2002.

NOTE 7 -- EXPENSE REDUCTIONS

The Adviser has directed certain of the Fund's portfolio trades to brokers at best execution and has generated soft dollar brokerage credits to reduce certain service provider fees. Shareholders benefit under this arrangement as the net expenses of the Fund do not include such service provider fees. For the year ended August 31, 2002, the total expenses of the Fund were reduced $111,637 by using soft dollar brokerage credits. In accordance with the requirements of the Securities and Exchange Commission, such amounts are required to be shown as an expense and have been included in each of the service provider fees in the Statement of Operations.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of the JACOB INTERNET FUND INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jacob Internet Fund Inc. (the Fund), as of August 31, 2002, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jacob Internet Fund Inc. at August 31, 2002, and the results of its operations for the year then ended, and changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                    Ernst & Young LLP


Chicago, Illinois
September 30, 2002

                             ADDITIONAL INFORMATION

INFORMATION ABOUT DIRECTORS

    The business and affairs of the Fund are managed under the direction of the Corporation's Board of Directors. Information pertaining to the Directors of the Corporation is set forth below. The Statement of Additional Information includes additional information about the Corporation's Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-Jacob-fx (1-888-522-6239).

                                                                                                 NUMBER OF
                                                      TERM OF                                   PORTFOLIOS
                                                     OFFICE &                                     IN FUND         OTHER
                                    POSITION(S)      LENGTH OF                                    COMPLEX     DIRECTORSHIPS
                                    HELD WITHIN        TIME      PRINCIPAL OCCUPATION DURING     OVERSEEN        HELD BY
    NAME, ADDRESS AND AGE         THE CORPORATION    SERVED(1)         PAST FIVE YEARS          BY DIRECTOR      DIRECTOR
    ---------------------         ---------------    ---------         ---------------          -----------      --------
DISINTERESTED DIRECTORS:
William B. Fell ..............       Director          Since    Director of Forecasting and          1             None
Two International Plaza                                1999     Financial Systems, since March
Suite 335                                                       2002, Manager, Accounting
Philadelphia, Pennsylvania                                      Services, September
19113                                                           1996-March 2002; Senior
Age: 33                                                         Accountant, March
                                                                1995-September 1996,
                                                                Maritrans Inc.; Senior
                                                                Accountant, Ernst & Young LLP,
                                                                September 1994-March 1995.

Christopher V. Hajinian ......       Director          Since    Self-Employed attorney since         1             None
19 West 34th Street,                                   1999     July 1999; Litigation
Suite 816A                                                      associate attorney, Naulty,
New York, New York 10001                                        Scaricamazza & McDevitt Ltd.,
Age: 33                                                         September 1996-August 1999.

Leonard S. Jacob, M.D.,              Director          Since    Chairman and Chief Executive         1        Macromed Inc.,
Ph.D.(2) .....................                         1999     Officer, InKine Pharmaceutical                   Carelift
1787 Sentry Park West,                                          Company, Inc. since November                  International
Building 18, Suite 440,                                         1997; President and Chief                     (a non-profit
Blue Bell, Pennsylvania 19422                                   Executive Officer, Sangen                     medical relief
Age: 53                                                         Pharmaceutical Company since                  organization),
                                                                June 1996; Independent                        Recording for
                                                                Consultant to various                         the Blind and
                                                                biotechnology companies since                   Dyslexic,
                                                                June 1996; Co-founder and                     Saving Face (a
                                                                Chief Operating Officer,                        non-profit
                                                                Magainin Pharmaceutical Inc.                   organization
                                                                1989-1996.                                     for facially
                                                                                                                disfigured
                                                                                                                children).

                                                        (continued on next page)

(continued from previous page)

                                                                                                 NUMBER OF
                                                      TERM OF                                   PORTFOLIOS
                                                     OFFICE &                                     IN FUND         OTHER
                                    POSITION(S)      LENGTH OF                                    COMPLEX     DIRECTORSHIPS
                                    HELD WITHIN        TIME      PRINCIPAL OCCUPATION DURING     OVERSEEN        HELD BY
    NAME, ADDRESS AND AGE         THE CORPORATION    SERVED(1)         PAST FIVE YEARS          BY DIRECTOR      DIRECTOR
    ---------------------         ---------------    ---------         ---------------          -----------      --------
Jeffrey I. Schwarzschild .....       Director          Since    Associate attorney, Goldstein,       1             None
19 West 34th Street,                                   1999     Gellman, Melbostad, Gibson &
Suite 816A                                                      Harris, LLP ('Goldstein
New York, New York 10001                                        Gellman') since June 2001;
Age: 31                                                         Consultant, International
                                                                Venture Associates ('IVA')
                                                                (high-level strategic
                                                                consulting and business
                                                                development firm), February
                                                                2000-June 2001. Associate
                                                                attorney, Goldstein Gellman
                                                                from February 1999 through
                                                                February 2000, prior to
                                                                joining IVA and also worked as
                                                                a contract attorney for
                                                                several San Francisco Bay area
                                                                firms, 1997-1999.

INTERESTED DIRECTORS(3):
Ryan I. Jacob(2) .............       Director,         Since    Chairman and Chief Executive         1             None
19 West 34th Street,            President, Chairman    1999     Officer of the Adviser; Chief
Suite 816A                       of the Board and               Portfolio Manager of The
New York, New York 10001          Chief Executive               Internet Fund, Inc. from
Age: 33                               Officer                   December 1997-June 1999;
                                                                Analyst for Horizon Asset
                                                                Management from 1994-August
                                                                1998.

Francis J. Alexander .........    Director, Vice       Since    Member of the Adviser and            1             None
19 West 34th Street,                President,         1999     portfolio manager of the Fund;
Suite 816A                         Secretary and                President, March 1985 to
New York, New York 10001             Treasurer                  present, Alexander Capital
Age: 58                                                         Management, Inc.; Managing
                                                                Member, October 1999 to
                                                                present, ACMG, LLC (registered
                                                                investment adviser); Director
                                                                and portfolio manager,
                                                                1998--March 2002 and
                                                                chairman of investment
                                                                committee, March 1999--March
                                                                2002, Lepercq, de Neuflize &
                                                                Co. Inc. (financial services
                                                                company in investment advisory
                                                                and broker/dealer business).

---------

(1) Each Director holds office during the lifetime of the Fund until their termination or until the election and and qualification of his successor.

(2) Leonard S. Jacob is the uncle of Ryan I. Jacob.

(3) Messrs. Jacob and Alexander are deemed to be 'interested persons' of the Fund (as defined in the 1940 Act) because of their affiliations with the Adviser.

                            Investment Advisor
                  Jacob Asset Management of New York LLC

                     Administrator and Transfer Agent
                           and Dividend Agent
                     U.S. Bancorp Fund Services, LLC

                         Underwriter and Distributor
                           Quasar Distributors, LLC

                                  Custodian
                               U.S. Bank, N.A.

                           Independent Auditors
                            Ernst & Young LLP

             Jacob Internet Fund Inc. [JACOB ASSET MANAGEMENT LOGO]


      This report has been prepared for the information of shareholders of the Jacob Internet Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Fund's objectives, policies, management, records and other information.

                     Jacob Asset Management of New York LLC
               19 West 34th Street, Suite 816A, New York, NY, 10001
                          1-888-Jacob-fx (522-6239)
                           www. JacobInternet.com

                              Jacob Internet
                                 Fund Inc.

                                  Annual
                                  Report
                             -----------------
                              August 31, 2002




                          STATEMENT OF DIFFERENCES
                          ------------------------
 The registered trademark symbol shall be expressed as.................. 'r'